                                                                   EXHIBIT 10.14


                           TRADEMARK LICENSE AGREEMENT

         This Trademark License Agreement (the "Agreement") is entered into as of August 2, 1996 (the "Effective Date") by and among The TJX Companies, Inc., a Delaware corporation ("TJX"), and Chadwick's, Inc., a Massachusetts corporation (the "Company"), TJX and the Company each being hereinafter referred to singly as a "Party" and collectively as the "Parties."

                                   WITNESSETH:

         WHEREAS, TJX is the owner of the Marks (as hereinafter defined) including all of the goodwill of the products and services associated therewith;

         WHEREAS, TJX desires to grant to the Company a royalty-free, non-exclusive, non- assignable (except to the limited extent provided herein), non-sublicensable (except as otherwise provided herein) right and license to use the Marks to identify certain Products and Services (as such terms are hereinafter defined) in accordance with the terms and provisions of this Agreement;

         WHEREAS, the Company desires to obtain from TJX such a royalty-free, non-exclusive, non-assignable (except to the limited extent provided herein), non-sublicensable (except as otherwise provided herein) right and license to so use the Marks in accordance herewith;

         WHEREAS, TJX shall retain its rights in, and continue to use, the Marks throughout the world to identify its products and services;

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the Parties hereby agree as follows:

1.       Definitions.

         1.1 "Marks" shall mean all trademarks, service marks, trade names, symbols, names and logos listed on Exhibit A hereto, and including any and all United States applications, registrations and recordings, pending registrations, reissues, extensions or renewals thereof.

         1.2 "Person" shall mean any individual, partnership, corporation, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

         1.3 "Products" shall mean, with respect to each Mark, all products currently or hereafter made, sold, promoted, advertised or distributed by the Company that fall under any international product class(es) in which such Mark is federally registered as of the Effective Date hereof.

         1.4 "Services" shall mean, with respect to each Mark, all services currently or hereafter developed, sold, promoted, advertised or distributed by the Company that fall under any international service class(es) in which such Mark is federally registered as of the Effective Date hereof.

         1.5 "Term" shall mean, with respect to each Mark, the Term as set forth opposite such Mark on Exhibit A hereto.

         1.6      "Territory" shall mean the universe.

2.       Grant of License.

         2.1 Grant to the Company with respect to the Marks. For good and valuable consideration the receipt of which is hereby acknowledged, TJX hereby grants to the Company, during the applicable Term for each Mark, the royalty-free, non-exclusive, non-assignable (except to the limited extent herein provided) and non-sublicensable (except as otherwise provided herein) right, license and privilege, (collectively, the "License"): (i) to use such Mark to identify the Services throughout the Territory; and (ii) to mark the Products with such Mark, and to develop, make, sell, promote, advertise and distribute the Products so marked anywhere in the Territory.

         2.2 Use of Subcontractors and Sublicensees. The Company hereby agrees that it shall not sublicense or subcontract any of the rights included in the License (or any of the Company's obligations hereunder) to any Person (other than a Person that is a subcontractor engaged by the Company primarily to manufacture Products) without first obtaining TJX's written consent thereto, which consent TJX may withhold in its sole discretion.

         2.3 Discontinuation of Use of Marks. Notwithstanding any other provision of this Agreement, if, during the applicable Term for any Mark, the Company decides to cease using such Mark to identify the Products and Services hereunder, the Company shall provide TJX prompt notice thereof and the License (and all rights granted to the Company thereunder) with respect to that Mark shall immediately and automatically revert to TJX.

3.       Quality Control.

         3.1 Acknowledgment of Prestige of the Marks. The Company hereby acknowledges the distinctiveness, prestige, high reputation and goodwill associated with the Marks. The Company agrees that, in order to preserve such distinctiveness, prestige, reputation and goodwill associated with the Marks as of the Effective Date hereof, the Company will at all times (i) comply with all reasonable quality control policies and procedures communicated by TJX to the Company in writing from time to time hereunder, provided that such policies and procedures are consistent with TJX's quality control policies and procedures as of the Effective Date hereof; and (ii) take all other measures reasonably necessary to maintain such distinctiveness, prestige, reputation and goodwill.

4.       Ownership of the Marks

         4.1 Acknowledgment of Ownership of Marks. The Company hereby acknowledges and agrees that, as between TJX and the Company, TJX is and shall be the sole and exclusive owner of the Marks and all of the goodwill associated therewith, and that the Marks, and such goodwill, shall remain at all times the sole and exclusive property of TJX. TJX reserves all of its rights with respect to the Marks not granted to the Company hereunder and the Company acknowledges and agrees that TJX in its sole discretion may continue to use such rights and license them to third parties other than the Company; provided, however, that TJX shall not license the Savannah Mark (more completely identified in Exhibit A hereto) to any person other than the Company and Subsidiaries of TJX.

         4.2 No Conflicting Filings. At no time shall the Company apply for any registration of any of the Marks or of any other mark or designation which is reasonably likely to be confused with any of the Marks nor shall the Company file any document with respect to any of the Marks with any governmental authority to take any action which would unreasonably and adversely affect the validity and/or enforceability of any of the Marks.

         4.3 Further Assurances. The Company shall take all such actions and execute all such documents and instruments (at TJX's expense) that are reasonably requested by TJX to carry out the intent of the Parties under this Agreement and, in particular, to effect and maintain the enforceability of any and all registrations for the Marks.

5.  Term and Termination.

         5.1 Term. The term of this Agreement shall commence on the Effective Date hereof and, unless terminated pursuant to the terms hereof, continue for a period of sixty (60) months thereafter, subject to the provisions of Section 5.2 and subject to the earlier termination of Licenses hereunder as provided in Section 2.1.

         5.2      Termination.

                  5.2.1 Termination for Material Default. This Agreement may be terminated by either Party upon failure of the other Party to cure any material breach within ninety (90) days of its receipt from the other Party of a written notice setting forth the exact nature of such alleged breach.

                  5.2.2 Effect of Termination; Sell Off. Upon the expiration of the applicable Term for a Mark, all of the rights in and to such Mark granted by TJX to the Company hereunder shall immediately revert to TJX and, upon the termination of this Agreement for any reason, all of the rights in and to all of the Marks granted by TJX to the Company hereunder shall immediately revert to TJX; provided, however, that the Company shall be permitted to sell off any Products marked with such Mark or Marks, as the case may be, ordered or in its possession prior to such expiration or termination hereof and to render any Services necessary to be rendered by the Company in connection with the sell- off of such Products, and the License with respect to such Mark or Marks, as the case may be, shall be extended during such sell-off period (which period shall in no event exceed 24 months following such expiration or termination) solely to the extent necessary for the Company to complete such sell-off. The Company covenants that it shall use the Marks only in the ordinary course of business and the Company understands and agrees that (i) its right of sell-off under this Section 5.2.2 is hereby expressly conditioned on its compliance with such covenant; and (ii) if, prior to such expiration or termination, the Company makes, sells or orders Products marked with such Mark or Marks, as the case may be, in substantially greater quantities than the Company generally makes, sells or orders in the ordinary course of business, such sell-off right shall immediately terminate and the Company shall be required immediately to cease and desist from using such Mark or Marks, as the case maybe, in connection with the Products or Services or with any other products or services.

6.       Enforcement of Trademark Rights; Registration.

         6.1 Filing and Maintenance. TJX shall be responsible for the preparation, filing, prosecution and maintenance of each Mark during the applicable Term for such Mark and shall bear all costs associated therewith.

         6.2 Enforcement of Rights. The Company agrees that it will notify TJX promptly in writing of any act or alleged act of any person or entity of unfair competition, infringement, imitation or any other unauthorized use of any of the Marks to identify any article or service similar to any Product or Service or otherwise, that becomes known to the Company. TJX has the right, but shall not be obligated, to prosecute at its own expense any such infringements. In the event that TJX should choose not to exercise such right, the Company shall have the right, but shall not be obligated, to prosecute at its own expense such infringements. The total cost of any such infringement action shall be borne by the Parties independently, each Party being liable solely for the fees and expenses it incurred in connection with the action. Any recovery or damages for past infringement derived from such an action shall first be used to reimburse the Parties, as the case may be, for all expenses and legal fees connected with such action. Any remaining damages after payment of such fees and expenses shall be allocated between TJX and the Company equally if the Parties have jointly conducted the infringement action or, if one Party conducted the proceeding, to that Party.

         6.3 Cooperation. Each Party agrees to provide reasonable cooperation to the Party who initiates an action or proceeding to abate and obtain compensation for the infringement of any of the Marks. In this connection, however, it is agreed that the initiating Party shall pay, or reimburse the cooperating Party for, all reasonable out-of-pocket expenses, such as, without limitation, travel and long distance telephone charges incurred in connection with providing such cooperation but excluding the non-initiating Party's attorneys fees.

7.  Representations and Warranties.

         7.1 Representations and Warranties of TJX. TJX represents, warrants and covenants to the Company as follows: (a) TJX has the full and unrestricted right, power and authority to enter into and perform the terms, covenants and conditions of this Agreement; and (b) to TJX's knowledge, the use of the Marks by the Company to the extent permitted hereunder will not infringe the proprietary rights of any Person under any law, rule, regulation or order of the United States of America or any state thereof (including rights arising under the laws of trademark, trade secrets, rights of publicity, unfair competition, or any other similar laws).

         7.2 Indemnification of The Company. TJX shall defend, indemnify and hold the Company harmless from and against any and all demands, claims, actions, suits and proceedings, that may at any time be brought against the Company and any and all liabilities, losses, damages, costs and expenses (including but not limited to reasonable attorneys' fees and other legal costs and expenses) that may at any time be suffered or incurred by the Company, as a result of, or in connection with, any breach by TJX of any of the representations or warranties made by TJX to the Company pursuant to Section 7.1 above or of any other covenants made by TJX to the Company hereunder or any product or service provided by TJX that is marked with or promoted under any of the Marks. Notwithstanding the foregoing, if TJX prevails in any actions, suits or proceedings defended by it pursuant hereto, any and all fees and expenses incurred by or chargeable to it in connection therewith (including, without limitation, any reasonable attorneys' fees and other legal costs and expenses) shall be reimbursed to it using the proceeds, if any, received from the losing party in such action, suit or proceeding.

         7.3 Representations and Warranties of The Company. The Company hereby represents, warrants and covenants to TJX as follows:
                  (a) the Company has the full and unrestricted right, power and authority to enter into and perform the terms, covenants and conditions of this Agreement; and (b) any Products made, sold or distributed by the Company and any Services developed, sold or provided by the Company shall comply with all applicable laws, rules and regulations of any jurisdiction in the Territory having authority over such Products or Services.

         7.4 Indemnification of TJX. The Company shall defend, indemnify and hold TJX harmless from and against any and all demands, claims, actions, suits and proceedings, that may at any time be brought against TJX and any and all liabilities, losses, damages, costs and expenses (including but not limited to reasonable attorneys' fees and other legal costs and expenses) that may at any time be suffered or incurred by TJX, as a result of, or in connection with, any breach by the Company of any of the representations or warranties made by the Company to TJX pursuant to Section 7.3 above or of any of the other covenants made by the Company to TJX hereunder or any Product or Service provided by the Company. Notwithstanding the foregoing, if the Company prevails in any actions, suits or proceedings defended by it pursuant hereto, any and all fees and expenses incurred by or chargeable to it in connection therewith (including, without limitation, any attorneys' fees and other legal costs and expenses) shall be reimbursed to it using the proceeds, if any, received from the losing party in such action, suit or proceeding.

8.       General.

         8.1 Entire Agreement; Waivers. This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed
                  (i) in the case of a waiver by TJX, by TJX and (ii) in the case of a waiver by the Company, by the Company.

         8.2 Amendment or Modification. The Parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by TJX and the Company.

         8.3 Survival, etc. All representations, warranties, covenants and agreements made by or on behalf of either Party hereto in this Agreement (including, without limitation, the Exhibits hereto), shall be deemed to have been relied upon by the other Party hereto and shall survive the execution and delivery of this Agreement and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

         8.4 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted under applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

         8.5 Assignment. The Company may not assign any of its rights, interests, duties or obligations under this Agreement without obtaining TJX's prior written consent thereto, except to a successor to all or substantially all of the assets of the Company and its subsidiaries. All assignments in violation of this Section shall be void and without any effect.

         8.6 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective transferees, successors and assigns (each of which such transferees, successors and assigns shall be deemed to be a Party hereto for all purposes hereof).

   8.7 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, telecopier, nationally recognized overnight delivery service or registered, certified or first class mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

            If to TJX, to:             The TJX Companies, Inc.
                                       770 Cochituate Road
                                       Framingham, Massachusetts  01701
                                       Telecopier:  (508) 390-2457
            With copies to each:       Attention:  President and General Counsel

            With a copy to:            Arthur G. Siler, Esq.
                                       Ropes & Gray
                                       One International Place
                                       Boston, Massachusetts  02110
                                       Telecopier:  (617) 951-7050

            If to the Company, to:     Chadwick's, Inc.
                                       35 United Drive
                                       West Bridgewater, Massachusetts  02379
                                       Attention:  President
                                       Telecopier:  (508) 583-2071

            With a copy to:            Constantine Alexander, Esq.
                                       Nutter, McClennen & Fish, LLP
                                       One International Place
                                       Boston, Massachusetts  02116
                                       Telecopier:  (617) 973-9748

                   Unless otherwise specified herein, such notices or other
            communications shall be deemed received (a) on the date delivered, if delivered personally; (b) when the answer back is received if sent by telex; (c) when confirmation of receipt is received if sent by telecopier; (d) one business day after being sent, if sent by nationally recognized overnight delivery service; (e) three business days after being sent, if sent by registered or certified mail; or
            (f) five business days after being sent, if sent by first class mail.

   8.8 Headings, etc. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the Parties, and no rule of strict construction shall be applied against either Party.

         8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts executed in and to be performed in that state, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

         IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed, as of the Effective Date by their respective officers thereunto duly authorized.


                                            THE TJX COMPANIES, INC.


                                            By _____________________________
                                               Title


                                            CHADWICK'S, INC.


                                            By _____________________________
                                               Title

                                    EXHIBIT A

                                      MARKS

MARK                         CLASSIFICATION & GOODS                  TERM COMMENCING ON
- ----                         ----------------------                  ------------------
                                                                     THE EFFECTIVE DATE
                                                                     ------------------

Rosanna                      Class 25 - Clothing; namely                  12 months
Reg. No. 965621              sweaters, dresses, knit suits,
Reg. Date:  08/07/73         knit shirts, pants and jackets.
Renewed:  1993
Expires:  08/07/03
Owner:  The TJX
Companies, Inc.

Heather & Tweed              Class 25 - Men's clothing;                   12 months
Reg. No. 1,677,693           namely sweaters, knit shirts,
Reg. Date:  03/03/92         shirts, slacks and sport coats.
8 & 15 Due:  03/03/97-98
Expires:  03/03/02
Owner:  The TJX
Companies, Inc.

Savannah                     Class 25 - Ladies clothing;                  60 months
Reg. No. 1,139,984           namely jackets, pants, dresses,
Reg. Date:  09/30/80         skirts, blouses and scarves.
Expires:  09/30/00
Owner:  The TJX
Companies, Inc.

                           TRADEMARK LICENSE AGREEMENT


         This Trademark License Agreement (the "Agreement") is entered into as of August 1, 1996 (the "Effective Date") by and among The TJX Companies, Inc., a Delaware corporation with its principal offices located at 770 Cochituate Road, Framingham, MA 01701 ("TJX"), and Chadwick's, Inc., a Massachusetts corporation, with its principal offices located at 35 United Drive, West Bridgewater, Massachusetts 02379 (the "Company"), TJX and the Company each being hereinafter referred to singly as a "Party" and collectively as the "Parties."


                                   WITNESSETH:

         WHEREAS, TJX is the owner of the Marks (as hereinafter defined) including all of the goodwill of the products and services associated therewith;

         WHEREAS, TJX desires to grant to the Company a royalty-free, non-exclusive, non- assignable (except to the limited extent provided herein), non-sublicensable (except as otherwise provided herein) right and license to use the Marks to identify certain Products and Services (as such terms are hereinafter defined) in accordance with the terms and provisions of this Agreement;

         WHEREAS, the Company desires to obtain from TJX such a royalty-free, non-exclusive, non-assignable (except to the limited extent provided herein), non-sublicensable (except as otherwise provided herein) right and license to so use the Marks in accordance herewith;

         WHEREAS, TJX shall retain its rights in, and continue to use, the Marks throughout the world to identify its products and services;

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the Parties hereby agree as follows:

1.       Definitions.

         1.1 "HOM Trademark License and Assignment Agreement" shall mean that certain Trademark License and Assignment Agreement dated September 30, 1995 by and between TJX and Hit or Miss Inc. that relates to the Marks identified in Exhibit A hereto.

         1.2 "Marks" shall mean all trademarks, service marks, trade names, symbols, names and logos listed on Exhibit A hereto, and including any and all United

                  States applications, registrations and recordings, pending registrations, reissues, extensions or renewals thereof.

         1.3 "Person" shall mean any individual, partnership, corporation, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

         1.4 "Products" shall mean, with respect to each Mark, all products currently or hereafter made, sold, promoted, advertised or distributed [by the Company] that fall under any international product class(es) in which such Mark is federally registered as of the Effective Date hereof.

         1.5 "Services" shall mean, with respect to each Mark, all services currently or hereafter developed, sold, promoted, advertised or distributed by the Company that fall under any international service class(es) in which such Mark is federally registered as of the Effective Date hereof.

         1.6      "Territory" shall mean the universe.

2.       Grant of License.

         2.1 Grant to the Company with respect to the Marks. For good and valuable consideration the receipt of which is hereby acknowledged, TJX hereby grants to the Company during the Term (as hereinafter defined) hereof, the royalty-free, non-exclusive, non-assignable (except to the limited extent herein provided) and non-sublicensable (except as otherwise provided herein) right, license and privilege, (collectively, the "License"): (i) to use the Marks to identify the Services throughout the Territory; and (ii) to mark the Products with any of the Marks, and to develop, make, sell, promote, advertise and distribute the Products so marked anywhere in the Territory.

         2.2 Use of Subcontractors and Sublicensees. The Company hereby agrees that it shall not sublicense or subcontract any of the rights included in the License (or any of the Company's obligations hereunder) to any Person (other than a Person that is a subcontractor engaged by the Company primarily to manufacture Products) without first obtaining TJX's written consent thereto, which consent TJX may withhold in its sole discretion.

         2.3 Discontinuation of Use of Marks. Notwithstanding any other provision of this Agreement, if at any time during the Term hereof, the Company decides to cease using any Mark to identify the Products and Services hereunder, the Company shall provide TJX prompt notice thereof and the License (and all rights granted to the Company thereunder) with respect to that Mark shall immediately and automatically revert to TJX.

3.       Quality Control.

         3.1 Acknowledgment of Prestige of the Marks. The Company hereby acknowledges the distinctiveness, prestige, high reputation and goodwill associated with the Marks. The Company agrees that, in order to preserve such distinctiveness, prestige, reputation and goodwill associated with the Marks as of the Effective Date hereof, the Company will at all times (i) comply with all reasonable quality control policies and procedures communicated by TJX to the Company in writing from time to time hereunder, provided that such policies and procedures are consistent with TJX's quality control policies and procedures as of the Effective Date hereof; and (ii) take all other measures reasonably necessary to maintain such distinctiveness, prestige, reputation and goodwill.

4.       Ownership of the Marks

         4.1 Acknowledgment of Ownership of Marks. The Company hereby acknowledges and agrees that, as between TJX and the Company, TJX is and shall be the sole and exclusive owner of the Marks and all of the goodwill associated therewith, and that the Marks, and such goodwill, shall remain at all times the sole and exclusive property of TJX. TJX reserves all of its rights with respect to the Marks not granted to the Company hereunder and the Company acknowledges and agrees that TJX in its sole discretion may continue to use such rights and license them to third parties other than the Company, except to the extent provided in the HOM Trademark License and Assignment Agreement.

         4.2 No Conflicting Filings. At no time shall the Company apply for any registration of any of the Marks or of any other mark or designation which is reasonably likely to be confused with any of the Marks nor shall the Company file any document with respect to any of the Marks with any governmental authority to take any action which would unreasonably and adversely affect the validity and/or enforceability of any of the Marks.

         4.3 Further Assurances. The Company shall take all such actions and execute all such documents and instruments (at TJX's expense) that are reasonably requested by TJX to carry out the intent of the Parties under this Agreement and, in particular, to effect and maintain the enforceability of any and all registrations for the Marks.

5.  Term and Termination.

         5.1 Term. The term of this Agreement (the "Term") shall commence on the Effective Date hereof and, unless terminated pursuant to the terms hereof, continue up to and including September 30, 1997, subject to the provisions of Section 5.2.

         5.2      Termination.

                  5.2.1 Termination for Material Default. This Agreement may be terminated by either Party upon failure of the other Party to cure any material breach within ninety (90) days of its receipt from the other Party of a written notice setting forth the exact nature of such alleged breach.

                  5.2.2 Effect of Termination; Sell Off. Upon the expiration or termination of this Agreement for any reason, all of the rights in and to the Marks granted by TJX to the Company hereunder shall immediately revert to TJX; provided, however, that the Company shall be permitted to sell off any Products ordered or in its possession prior to such expiration or termination hereof and to render any Services necessary to be rendered by the Company in connection with the sell-off of such Products, and the License shall be extended during such sell-off period (which period shall in no event exceed 24 months following the expiration or termination hereof) solely to the extent necessary for the Company to complete such sell-off.

6.       Enforcement of Trademark Rights; Registration.

         6.1 Filing and Maintenance. TJX shall be responsible for the preparation, filing, prosecution and maintenance of the Marks and shall bear all costs associated therewith.

         6.2 Enforcement of Rights. The Company agrees that it will notify TJX promptly in writing of any act or alleged act of any person or entity of unfair competition, infringement, imitation or any other unauthorized use of any of the Marks to identify any article or service similar to any Product or Service or otherwise, that becomes known to the Company. TJX has the right, but shall not be obligated, to prosecute at its own expense any such infringements. In the event that TJX should choose not to exercise such right, the Company shall have the right, but shall not be obligated, to prosecute at its own expense such infringements. The total cost of any such infringement action shall be borne by the Parties independently, each Party being liable solely for the fees and expenses it incurred in connection with the action. Any recovery or damages for past infringement derived from such an action shall first be used to reimburse the Parties, as the case may be, for all expenses and legal fees connected with such action. Any remaining damages after payment of such fees and expenses shall be allocated between TJX and the Company equally if the Parties have jointly conducted the infringement action or, if one Party conducted the proceeding, to that Party.

         6.3 Cooperation. Each Party agrees to provide reasonable cooperation to the Party who initiates an action or proceeding to abate and obtain compensation for the infringement of any of the Marks. In this connection, however, it is agreed that the initiating Party shall pay, or reimburse the cooperating Party for, all reasonable out-of-pocket expenses, such as, without limitation, travel and long distance telephone charges incurred in connection with providing such cooperation but excluding the non-initiating Party's attorneys fees.

7.  Representations and Warranties.

         7.1 Representations and Warranties of TJX. TJX represents, warrants and covenants to the Company as follows: (a) TJX has the full and unrestricted right, power and authority to enter into and perform the terms, covenants and conditions of this Agreement; and (b) to TJX's knowledge, the use of the Marks by the Company to the extent permitted hereunder will not infringe the proprietary rights of any Person under any law, rule, regulation or order of the United States of America or any state thereof (including rights arising under the laws of trademark, trade secrets, rights of publicity, unfair competition, or any other similar laws).

         7.2 Indemnification of the Company. TJX shall defend, indemnify and hold the Company harmless from and against any and all demands, claims, actions, suits and proceedings, that may at any time be brought against the Company and any and all liabilities, losses, damages, costs and expenses (including but not limited to reasonable attorneys' fees and other legal costs and expenses) that may at any time be suffered or incurred by the Company, as a result of, or in connection with, any breach by TJX of any of the representations or warranties made by TJX to the Company pursuant to Section 7.1 above or of any other covenants made by TJX to the Company hereunder or any product or service provided by TJX that is marked with or promoted under any of the Marks. Notwithstanding the foregoing, if TJX prevails in any actions, suits or proceedings defended by it pursuant hereto, any and all fees and expenses incurred by or chargeable to it in connection therewith (including, without limitation, any reasonable attorneys' fees and other legal costs and expenses) shall be reimbursed to it using the proceeds, if any, received from the losing party in such action, suit or proceeding.

         7.3 Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to TJX as follows:
                  (a) the Company has the full and unrestricted right, power and authority to enter into and perform the terms, covenants and conditions of this Agreement; and (b) any Products made, sold or distributed by the Company and any Services developed, sold or provided by the Company shall comply with all applicable laws, rules and regulations of any jurisdiction in the Territory having authority over such Products or Services.

         7.4 Indemnification of TJX. The Company shall defend, indemnify and hold TJX harmless from and against any and all demands, claims, actions, suits and proceedings, that may at any time be brought against TJX and any and all liabilities, losses, damages, costs and expenses (including but not limited to reasonable attorneys' fees and other legal costs and expenses) that may at any time be suffered or incurred by TJX, as a result of, or in connection with, any breach by the Company of any of the representations or warranties made by the Company to TJX pursuant to Section 7.3 above or of any of the other covenants made by the Company to TJX hereunder or any Product or Service provided by the Company. Notwithstanding the foregoing, if the Company prevails in any actions, suits or proceedings defended by it pursuant hereto, any and all fees and expenses incurred by or chargeable to it in connection therewith (including, without limitation, any attorneys' fees and other legal costs and expenses) shall be reimbursed to it using the proceeds, if any, received from the losing party in such action, suit or proceeding.

8.       General.

         8.1 Entire Agreement; Waivers. This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such subject matter. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed
                  (i) in the case of a waiver by TJX, by TJX and (ii) in the case of a waiver by the Company, by the Company.

         8.2 Amendment or Modification. The Parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by TJX and the Company.

         8.3 Survival, etc. All representations, warranties, covenants and agreements made by or on behalf of either Party hereto in this Agreement (including, without limitation, the Exhibits hereto), shall be deemed to have been relied upon by the other Party hereto and shall survive the execution and delivery of this Agreement and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

    8.4 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted under applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

    8.5 Assignment. The Company may not assign any of its rights, interests, duties or obligations under this Agreement without obtaining TJX's prior written consent thereto. All assignments in violation of this Section shall be void and without any effect.

    8.6 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective transferees, successors and assigns (each of which such transferees, successors and assigns shall be deemed to be a Party hereto for all purposes hereof).

    8.7 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, telecopier, nationally recognized overnight delivery service or registered, certified or first class mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

             If to TJX, to:            The TJX Companies, Inc.
                                       770 Cochituate Road
                                       Framingham, Massachusetts  01701
                                       Telecopier:  (508) 390-2457
             With copies to each:      Attention:  President and General Counsel

             With a copy to:           Arthur G. Siler, Esq.
                                       Ropes & Gray
                                       One International Place
                                       Boston, Massachusetts  02110
                                       Telecopier:  (617) 951-7050

             If to the Company, to:    Chadwick's, Inc.
                                       35 United Drive
                                       West Bridgewater, Massachusetts  02379
                                       Attn: President
                                       Telecopier: (508) 583-2071

             With a copy to:           Constantine Alexander, Esq.
                                       Nutter, McClellen & Fish, LLP
                                       One International Place
                                       Boston, Massachusetts  02110
                                       Telecopier:  (617) 973-9748

                   Unless otherwise specified herein, such notices or other
             communications shall be deemed received (a) on the date delivered, if delivered personally; (b) when the answer back is received if sent by telex; (c) when confirmation of receipt is received if sent by telecopier; (d) one business day after being sent, if sent by nationally recognized overnight delivery service; (e) three business days after being sent, if sent by registered or certified mail; or (f) five business days after being sent, if sent by first class mail.

    8.8 Headings, etc. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the Parties, and no rule of strict construction shall be applied against either Party.

    8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

    8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts executed in and to be performed in that state, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

         IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed, as of the Effective Date by their respective officers thereunto duly authorized.

                                            THE TJX COMPANIES, INC.


                                            By _____________________________
                                               Title


                                            CHADWICK'S, INC.


                                            By _____________________________
                                               Title

                                    EXHIBIT A

MARK                                        CLASSIFICATION & GOODS
- ----                                        ----------------------

ABERNATHY SPORT                             Class 25 - clothing, namely short sets, rompers
Registration No. 1,228,562                  and active wear, such as pants and shirts
Registration Date: 02/22/83
8&15 Accepted: 07/24/89
Expires: 02/22/03
Owner: The TJX Companies, Inc.


ELLEN ASHLEY                                Class 25 - blouses, shirts, pants, skirts,
Registration No. 1,241,257                  jackets, sweaters and t-shirts
Registration Date: 06/07/83
8&15 Accepted: 08/07/89
Expires: 06/07/03
Owner: The TJX Companies, Inc.


ELLEN ASHLEY                                Class 25 - tops, shorts, blazers, dresses, long
Registration No. 1,902,813                  coats, slickers, suits, socks, hosiery & panties
Registration Date: 07/04/95
8&15 Due: 07/04/00-01
Expires: 07/04/05
Owner: The TJX Companies, Inc.


REED HUNTER                                 Class 25 - clothing, namely shirts, belts, socks
Registration No. 1,210,625                  and sweaters
Registration Date: 09/28/82
8&15 Accepted: 05/01/90
Expires: 09/28/02
Owner: The TJX Companies, Inc.